INFORMATION STATEMENT

Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

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FUEL DOCTOR HOLDINGS, INC.

(Name of Registrant As Specified In Charter)

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FUEL DOCTOR HOLDINGS, INC.

20 Raul Wallenberg Street

Tel Aviv, Israel

INFORMATION STATEMENT

March 31, 2022

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of outstanding shares of capital stock, of Fuel Doctor Holdings, Inc., a Delaware Corporation (the "Company”) to advise you of an action which has already been approved by a majority in interest of the stockholders of the Company (the “Action”), namely, an amendment to the Company's Certificate of Incorporation (the "Amendment") which increases the number of shares of Common Stock that the Company is authorized to issue to Two Billion Nine Hundred Ninety Million (2,990,000,000) shares.

The Company's Board of Directors, on March 22, 2022, approved the Amendment and recommended that the Amendment be approved by written consent of a majority in interest of our stockholders.

In order to accelerate the Action and to reduce the costs of obtaining stockholder approval, our Board of Directors elected to obtain such approval by utilizing the written consent of the holders of a majority in interest of our capital stock (the “Consent”). The elimination of the need for a special meeting of stockholders to approve the Action is made possible by Section 228 of the Delaware General Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the Delaware Law, the Amendment is required to be approved by a majority in interest of our stockholders. In accordance with Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended, the corporate action can be taken no sooner than 20 calendar days after this Information Statement is first mailed to the stockholders of the Company. If the proposed action was not adopted by written consent, it would have to be considered by the Company's stockholders at a special stockholders' meeting convened for the specific purpose of approving the Action upon the expiration of the 20-day period set forth above.

On or about March 22, 2022, Stockholders, who own in the aggregate 136,413,000 shares of our Common Stock, representing in the aggregate approximately 53.1% of the voting rights of our outstanding shares gave their written consent to the adoption of the Action. The proposed Amendment will become effective when filed with the Secretary of State of the State of Delaware upon the expiration of the 20-day period set forth above.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY.

___________

ACTION TO BE TAKEN

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO INCREASE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE

The Amendment to the Company's Certificate of Incorporation provides as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Three Billion (2,0000,000) shares of which Ten Million (I0,000,000) shares shall be Preferred Stock, par value $.0001 per share, and Two Billion Nine Hundred Ninety Million (2,990,000,000) shall be Common Stock, par value $.0001 per share.”

Purpose and Effect of Amendment.

The Company is currently considering a number of strategic business alternatives and believes that it may not have sufficient authorized, but unissued, shares of its Common Stock to facilitate the issuance of additional shares in connection with such alternatives. As of this date, no new strategic business alternatives have been adopted or finalized. In order to facilitate any strategic business alternative, which may be essential to the Company’s continued operations, the Company's Board of Directors believes that the proposed increase in authorized capital is beneficial to the Company because it provides the Company with the flexibility it needs to adopt any such alternatives At this time, the Company has not made any binding commitments with respect to any new strategic business alternative. The Board of Directors intends to implement the increase in the Company’s authorized capital twenty days following the mailing of this Information Statement to the Company’s shareholders. For these reasons, our Board of Directors has chosen to adopt and recommend the Amendment.

Following the increase in the Company’s authorized capital, no new stock certificates will be issued and existing certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the increase in authorized capital, but this in no way will affect the validity of your current share certificates. The increase in authorized capital will occur on the Effective Date of the Amendment without any further action on the part of our stockholders.

RECORD DATE

The close of business March 22, 2022, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

EFFECTIVE DATE OF ACTION

Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendment to the Certificate of Incorporation with the Delaware Secretary of State or the effective date of such filing shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the Action contemplated hereby will be effected on or about the close of business on April 30, 2022.

EXPENSES OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1)        Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022. June 30, 2022 and September 30, 2022; and

(2)        The Company’s Form 10 Registration Statement.

OUTSTANDING VOTING SECURITIES

As of the date of the written consent by the Majority Stockholders, March 22, 2022, the Company had 256,739,363 shares of Common Stock issued and outstanding, par value $0.0001. Each share of outstanding Common Stock is entitled to one vote.

On March 22, 2022, the holders of 136,413,000 shares of Common Stock (or approximately 53.1% of the 256,739,363 shares of Common Stock then-outstanding) executed and delivered to the Company the written Consent approving the Action (collectively, referred to herein as the “Majority Stockholders”). Since the Action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The Delaware Law provides in substance that unless the Company's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of Common Stock with respect to stockholders who were known to the Company to be beneficial owners of more than 5% of the Shares as of the date hereof, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

Name and Address of Beneficial Owner (1)	Shares of Common Stock	Percentage Ownership of Shares of Common Stock (2)
Executive Officers and Directors
Amitai Weiss, CEO and Director	—	—%
Asaf Itzhaik	—	—%
Moshe Revach	—	—%
All Executive Officers and Directors as a group (3 persons)	—	—%
5% Stockholders
Medigus Ltd.	90,000,000	35%
All Executive Officers, Directors and 5% Stockholders as a group (4 persons)	90,000,000	35%

* less than one percent (1%).

(1)       The address is c/o the Company, 20 Raul Wallenberg Street, Tel Aviv, Israel.

(2)        Based upon 256,739,363 shares of Common Stock as of March 22, 2022. Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

NO RIGHTS OF APPRAISAL

The Stockholders have no right under the Delaware Law, the Company's Certificate of Incorporation or current By-Laws to dissent from any of the provisions adopted in the Amendment.

By Order of the Board of Directors

/s/ Amitai Weiss
CEO and Director

EXHIBITS

EXHIBITS

A       Amendment to the Certificate of Incorporation of Fuel Doctor Holdings, Inc.

B       Form of Written Consent

EXHIBIT A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

FUEL DOCTOR HOLDINGS, INC.

It is hereby certified by an officer of the corporation that:

1.        The name of the corporation (hereby called the “Corporation”) is FUEL DOCTOR HOLDINGS, INC.

2.        The certificate of incorporation of the Corporation is hereby amended by amending the first paragraph of Article FOURTH to be as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Three Billion (3,0000,000) shares of which Ten Million (I0,000,000) shares shall be Preferred Stock, par value $.0001 per share, and Two Billion Nine Hundred Ninety Million (2,990,000,000) shall be Common Stock, par value $.0001 per share. The voting power, designations, preferences and relative participating option or other special qualifications, limitations or restrictions are set forth hereinafter:”

3.        This amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its Chief Executive Officer this 22nd day of March, 2022.

Fuel Doctor Holdings, Inc

/s/ Amitai Weiss

EXHIBIT B

FORM OF WRITTEN CONSENT

Action By Written Consent

of
The Stockholders

of

Fuel Doctor Holdings, Inc.

A Delaware Corporation

March 22, 2022

Pursuant to the authority of Section 228(a) of the General Corporation Law of the State of Delaware (“GCL”), the undersigned, constituting a majority of the stockholders of Fuel Doctor Holdings, Inc. (the “Corporation”) do by this writing consent to the following actions and adopt the following resolutions:

Approval of Increase in Authorized Capital

WHEREAS, the Corporation’s Board of Directors has determined that it would be in the best interests of the Corporation to increase the number of shares of Common Stock that the Corporation is authorized to issue from Two Hundred Ninety Million (290,000,000) to Two Billion Nine Hundred Ninety Million (2,990,000,000) shares;

WHEREAS, in order to enact the increase the number of shares of Common Stock that the Corporation is authorized to issue, the Corporation must file with the Secretary of State of the State of Delaware an amendment to the Corporation’s Certificate of Incorporation reflecting the name, in substantially the form attached hereto (the “Amendment”);

WHEREAS, the Amendment requires an approval by the stockholders of the Corporation;

WHEREAS, the Board of Directors recommends that the stockholders approve the Amendment in the form of a written consent of a majority of the stockholders of the Corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Amendment is hereby approved.

RESOLVED, that this Written Consent may be executed in counterparts.

IN WITNESS WHEREOF, the undersigned hereby adopts, confirms and ratifies in all respects, the foregoing resolution and directs the Secretary of the Corporation to file this Action by Written Consent of Stockholders in the minute book of the Corporation.

Medigus Ltd.

By:	/s/ Liron Carmel	/s/ Itamar David

	Representing 90,000.000 shares of the outstanding stock of the Corporation	Representing 11,473,000 shares of the outstanding stock of the Corporation

LIA Pure Capital Ltd.		CapitaLink Ltd.

By:	/s/ Kfir Silberman	Signature: /s/ Lavi Krasney

	Representing 11,470,000 shares of the outstanding stock of the Corporation	Representing 11,470,000 shares of the outstanding stock of the Corporation

Buffalo Investment Ltd.

By:	/s/ Nir Reinhold

Representing 12,000,000 shares of the outstanding stock of the Corporation